Exhibit 10.77
BAKER HUGHES INCORPORATED
Compensation Table for Named Executive Officers and Directors
     Named Executive Officers:

Base Salary Effective
April 2011[2]
Chad C. Deaton [1]	$1,282,000
Martin S. Craighead	740,000
Peter A. Ragauss	708,000
Alan R. Crain	522,000
John A. O’Donnell	442,000
     Non-Employee Directors3:

Annual Cash Retainer:	$75,000
Audit/Ethics Committee Chairman Annual Retainer:	$20,000
Other Committee Chairman Annual Retainer:	$15,000
Audit/Ethics Committee Members Retainer:	$10,000
Other Committee Members Retainer (Excluding Executive Committee):	$5,000
Lead Director:	$15,000

Annual Non-Retainer Equity (restricted stock awarded in January, stock options awarded 50% in January and 50% in July of each year):	$200,000

[1]	Mr. Deaton has an Amended and Restated Employment Agreement with Baker Hughes Incorporated, filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to Current Report on Form 8-K filed December 19, 2008. Mr. Deaton also has a new Restated and Superseding Employment Agreement with Baker Hughes Incorporated dated April 28, 2011, filed with the SEC as Exhibit 10.1 to Current Report on Form 8-K filed May 3, 2011.

[2]	In addition to their base salaries, these named executive officers, at the discretion of the Board of Directors can receive equity compensation pursuant to the Baker Hughes Incorporated 2002 Director & Officer Long-Term Compensation Plan, filed as Exhibits 10.2 to Quarterly Report on Form 10-Q for the quarter ended September 30, 2003; 10.3 to Quarterly Report on Form 10-Q for the quarter ended September 30, 2005; and 10.3 to Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. These named executive officers also are entitled to participate in the Company’s Annual Incentive Compensation Plan, as amended and restated, filed as Exhibits 10.15 and 10.16 to Annual Report of Baker Hughes Incorporated on Form 10-K for the year ended December 31, 2007 and December 31, 2008, respectively. In 2011, the Executive Perquisite Program was eliminated for the NEOs. For salary information prior to this date, please see the Company’s Annual Proxy Statement dated March 14, 2011 for the 2011 Annual Meeting of Stockholders as filed with the SEC on March 4, 2011.

[3]	Non-employee directors are reimbursed for reasonable travel and related expenses.